UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

HireRight Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40982	83-1092072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Centerview Drive, Suite 300	Nashville	Tennessee	37214
(Address of Principal Executive Offices)			(Zip Code)
(615) 320-9800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2023, Genuine Mid Holdings LLC (“Holdings”), a subsidiary of HireRight Holdings Corporation (the “Company”) and Genuine Financial Holdings LLC (the “Borrower”), a subsidiary of Holdings, entered into a Second Amendment to First Lien Credit Agreement (the “Second Amended First Lien Term Loan Facility”) with the lenders party thereto and Bank of America, N.A. as administrative agent. The Second Amended First Lien Term Loan Facility amends the Borrower’s First Lien Credit Agreement, dated as of July 12, 2018, by and among the Borrower, Holdings, the lending institutions from time to time party thereto and Bank of America, N.A. as administrative agent, collateral agent and a letter of credit issuer (as amended through the Second Amended First Lien Term Loan Facility, the “Second Amended First Lien Facilities”).

The Second Amended First Lien Term Loan Facility effectively extended the maturity date of the term loan under the Second Amended First Lien Term Loan Facility by providing for the refinancing and replacement in full of the term loan outstanding immediately prior to the effectiveness of the Second Amended First Lien Term Loan Facility with a new tranche of incremental term loan under the Second Amended First Lien Term Loan Facility in an aggregate initial principal amount of $750,000,000 and maturing September 28, 2030. Amortization payments of 0.25% of the initial principal of the term loan will be due on the last business day of each March, June, September and December. Voluntary prepayments of the term loan within 6 months after the effectiveness of the Second Amended First Lien Term Loan Facility in connection with certain repricing transactions will require payment of a 1.00% prepayment premium. The term loan will bear interest at a per annum rate of, at the option of the borrower, either (i) a SOFR rate, plus 4.00% or (ii) an alternative base rate, plus 3.00%.

The Second Amended First Lien Term Loan Facility also increased the maximum size of the revolving credit facility under the Second Amended First Lien Term Loan Facility to $160,000,000. Upon the effectiveness of the Second Amended First Lien Term Loan Facility, no revolving loans were outstanding under the revolving credit facility.

The Second Amended First Lien Term Loan Facility did not otherwise modify the financial covenants, negative covenants, mandatory prepayment events or security provisions or arrangements under the Second Amended First Lien Term Loan Facility.

The above description of the terms of the Second Amended First Lien Term Loan Facility is qualified in its entirety by reference to the full text of the Second Amended First Lien Term Loan Facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events

On September 28, 2023, the Company issued a press release announcing entry into the Second Amended First Lien Term Loan Facility. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 8.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws related to the size and duration of the Second Amended First Lien Facilities. These forward-looking statements are not guarantees. They reflect our current expectations and projections with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from expectations or results projected or implied by forward-looking statements. Among other things, the Second Amended First Lien Facilities may be prepaid in whole or part from time to time.

For more information on the business risks we face and factors that could affect the outcome of forward-looking statements, refer to our Annual Report on Form 10-K filed with the SEC on March 10, 2023, in particular the sections of those documents entitled “Risk Factors,” “Forward-Looking Statements,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and other filings we make from time to time with the SEC. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

About HireRight

HireRight is a leading global provider of technology-driven workforce risk management and compliance solutions. We provide comprehensive background screening, verification, identification, monitoring, and drug and health screening services for approximately 37,000 customers across the globe. We offer our services via a unified global software and data platform that tightly integrates into our customers’ human capital management systems enabling highly effective and efficient workflows for workforce hiring, onboarding, and monitoring. In 2022, we screened over 24 million job applicants, employees and contractors for our customers and processed over 107 million screens. For more information, visit www.HireRight.com or contact InvestorRelations@HireRight.com.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of HireRight Holdings Corporation, dated September 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023		HireRight Holdings Corporation

	By:	/s/ Brian Copple
	Name:	Brian Copple
	Title:	General Counsel and Secretary